Exhibit 99.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Lam Sai Wing, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report of S.W. Lam, Inc. on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of S.W. Lam, Inc.


                                    By: /s/ Lam Sai Wing
                                       ----------------------------
                                    Name: Lam Sai Wing
                                    Title: Chief Executive Officer
                                    November 21, 2002

I, Chan Yam Fai, Jane, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that (1) the Quarterly Report of S.W. Lam, Inc. on Form 10-Q for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (2) information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of S.W. Lam, Inc.


                                    By:  /s/ Chan Yam Fai, Jane
                                       ------------------------------
                                    Name: Chan Yam Fai, Jane
                                    Title: Chief Financial Officer
                                    November 21, 2002